UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2011

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2011, Cohu, Inc. (the "Company") entered into an Indemnity Agreement with executive officers Luis A. Müller and John H. Allen. The Indemnity Agreement provides that the Company shall indemnify each such executive officer to the fullest extent permitted by law if such officer incurs any liabilities, losses, or expenses arising out of a legal proceeding or investigation as a result of such officer’s capacity as such to the Company.

The description of the Indemnity Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnity Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 28, 2008 with the Securities and Exchange Commission and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company's Annual Meeting of Stockholders (the "Annual Meeting") held on May 11, 2011, the Company’s stockholders approved an amendment to the Cohu 1997 Employee Stock Purchase Plan. The amendment increased the number of shares of the Company’s common stock issuable under the Plan by 500,000 shares.

A copy of the amended Cohu 1997 Employee Stock Purchase Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 11, 2011. The matters voted on and the results of the vote were as follows.

Submission of Matters to a Vote of Security Holders:

(1) Robert L. Ciardella was elected as a director of the Company. The results of the vote were as follows:

Votes For – 17,765,818; Votes Withheld – 837,854; Broker Non-Votes – 3,144,783

The remaining directors continuing in office until 2012 are Harry L. Casari and Harold Harrigian and until 2013 are Steven J. Bilodeau and James A. Donahue.

(2) The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 17,694,387; Votes Against – 402,129; Abstentions – 507,156; Broker Non-Votes – 3,144,783

(3) The advisory vote on frequency of holding an advisory vote on Named Executive Officer compensation was as follows:

One Year – 12,689,667; Two Years – 167,555; Three Years – 5,243,913; Abstain – 502,537; Broker Non-Votes – 3,144,783

Because the stockholders’ vote on the frequency of future advisory votes on executive compensation is itself advisory, the result is not binding. The Company expects to publicly disclose within 150 days of the 2011 Annual Meeting, by an amendment to this Form 8-K, its determination as to the frequency with which future advisory votes on executive compensation will be held.

(4) The performance-based compensation measures to be used under the Cohu, Inc. 2005 Equity Incentive Plan were reapproved. The results were as follows:

Votes For – 15,879,345; Votes Against – 2,224,569; Abstentions – 499,758; Broker Non-Votes – 3,144,783

(5) The amendment to the Cohu 1997 Employee Stock Purchase Plan was approved. The results were as follows:

Votes For – 17,818,210; Votes Against – 292,210; Abstentions – 493,252; Broker Non-Votes – 3,144,783

(6) The ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the year ending December 31, 2011 was approved. The results were as follows:

Votes For – 20,855,020; Votes Against – 873,014; Abstentions – 20,421; Broker Non-Votes – 0

Other presentation material from the Annual Meeting is available at www.cohu.com/investors/presentations.htm

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 13, 2011	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Cohu 1997 Employee Stock Purchase Plan